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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   November 11, 2003
                                                   -----------------------------


                             ALDERWOODS GROUP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        000-33277               52-1522627
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(State or Other Jurisdiction             (Commission            (IRS Employer
      of Incorporation)                  File Number)        Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio                         45202
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  (Address of Principal Executive Offices)                         (Zip Code)

Registrants' telephone number, including area code:  (513) 768-7400
                                                     ---------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         The exhibit listed below is being furnished pursuant to Item 12.

         Exhibit
         Number     Description
         ------     -----------

          99.1      Press Release issued November 11, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 11, 2003, Alderwoods Group, Inc. issued a press release announcing the unaudited results for the 16 weeks and 40 weeks ended October 4, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALDERWOODS GROUP, INC.



                              By:   /s/ Ellen Neeman
                                  ----------------------------------------------
                                    Name:    Ellen Neeman
                                    Title:   Senior Vice President, Legal and
                                             Compliance




Date:  November 12, 2003



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                                  EXHIBIT INDEX
                                  -------------

 Exhibit
 Number        Description
 ------        -----------

  99.1         Press Release, dated November 11, 2003


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